SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): July 16, 2005


                       MEDSTRONG INTERNATIONAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-33035             95-4855709
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(State or Other Jurisdiction         (Commission           (I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)


        350 Bedford Street, Suite 203, Stamford, CT        06901
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          (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (203) 352-8800


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          Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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Item 4.01.  Change in Registrant's Certifying Accountant.


      On July 16, 2005, Medstrong International Corporation's ("we" or the "Company") Board of Directors was informed that the Company's independent auditors, Weinick Sanders Leventhal & Co., LLP ("WSL"), which had audited the Company's financial statements for the last three fiscal years ended December 31, 2004, 2003, and 2002, respectively, will cease to perform audit services for publicly held entities on or about August 1, 2005 and sometime thereafter WSL will be dissolved.

      None of WSL's reports on the Company's financial statements for any of the Company's past two fiscal years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except for a modification as to an uncertainty about the Company's ability to continue as a going concern. During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of WSL, there were no disagreements with WSL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of WSL, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report. There were no "reportable events" (as defined in Item 304(a)(v) of Regulation S-K) that occurred within the Company's two most recent fiscal years.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit No.                       Description
         -----------                       -----------

         16.1 Letter on change in certifying accountant from Weinick Sanders Leventhal & Co., LLP


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                MEDSTRONG INTERNATIONAL CORPORATION


                                By /s/ Jeanine Folz
                                   ------------------------------
                                   Jeanine Marie Folz, Chief Executive
                                   and Principal Financial Officer

Date: July 26, 2005